                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that Richard W. Cryar, whose signature appears below, constitutes and appoints CHRISTIAN G. VACCARI, TODD M. HORNBECK and JAMES O. HARP, and each one of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Form S-4 Registration Statement to be filed on behalf of HORNBECK-LEEVAC Marine Services, Inc. with respect to the offer to exchange the 10 5/8% Series A Senior Notes due 2008 for 10 5/8% Series B Senior Notes due 2008 and any and all amendments (including post-effective amendments) thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ RICHARD W. CRYAR
                                              _________________________________
                                              Richard W. Cryar


                                              September 19, 2001

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that Bruce W. Hunt, whose signature appears below, constitutes and appoints CHRISTIAN G. VACCARI, TODD M. HORNBECK and JAMES O. HARP, and each one of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Form S-4 Registration Statement to be filed on behalf of HORNBECK-LEEVAC Marine Services, Inc. with respect to the offer to exchange the 10 5/8% Series A Senior Notes due 2008 for 10 5/8% Series B Senior Notes due 2008 and any and all amendments (including post-effective amendments) thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ BRUCE W. HUNT
                                              _________________________________
                                              Bruce W. Hunt


                                              September 19, 2001

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that Andrew L. Waite, whose signature appears below, constitutes and appoints CHRISTIAN G. VACCARI, TODD M. HORNBECK and JAMES O. HARP, and each one of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Form S-4 Registration Statement to be filed on behalf of HORNBECK-LEEVAC Marine Services, Inc. with respect to the offer to exchange the 10 5/8% Series A Senior Notes due 2008 for 10 5/8% Series B Senior Notes due 2008 and any and all amendments (including post-effective amendments) thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ ANDREW L. WAITE
                                              _________________________________
                                              Andrew L. Waite


                                              September 19, 2001

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that Jesse E. Neyman, whose signature appears below, constitutes and appoints CHRISTIAN G. VACCARI, TODD M. HORNBECK and JAMES O. HARP, and each one of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Form S-4 Registration Statement to be filed on behalf of HORNBECK-LEEVAC Marine Services, Inc. with respect to the offer to exchange the 10 5/8% Series A Senior Notes due 2008 for 10 5/8% Series B Senior Notes due 2008 and any and all amendments (including post-effective amendments) thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ JESSE E. NEYMAN
                                              _________________________________
                                              Jesse E. Neyman


                                              September 19, 2001

                                POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that Larry D. Hornbeck, whose signature appears below, constitutes and appoints CHRISTIAN G. VACCARI, TODD M. HORNBECK and JAMES O. HARP, and each one of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Form S-4 Registration Statement to be filed on behalf of HORNBECK-LEEVAC Marine Services, Inc. with respect to the offer to exchange the 10 5/8% Series A Senior Notes due 2008 for 10 5/8% Series B Senior Notes due 2008 and any and all amendments (including post-effective amendments) thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, whether substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
                                              /s/ LARRY D. HORNBECK
                                              _________________________________
                                              Larry D. Hornbeck


                                              September 19, 2001